                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            MOBILE PET SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                            MOBILE PET SYSTEMS, INC.
                     2150 WEST WASHINGTON STREET, SUITE 110
                          SAN DIEGO, CALIFORNIA 92110

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 9, 2000

To Our Stockholders:

     The 2000 annual meeting of stockholders of Mobile PET Systems, Inc., will be held at The Bay Club, 2131 Shelter Island Drive, San Diego, California on Friday, April 6, 2001, at 10 A.M. local time, for the purpose of considering and acting upon the following matters described in more detail in the accompanying proxy statement:

          (1) the election of five directors, each for a term of one year;

          (2) the approval of an amendment to our 1999 Stock Option Plan to increase the number of shares of common stock which may be issued under the plan from 6,000,000 shares to 8,000,000 shares and the ratification of the previous increases in the number of shares issuable under the 1999 Stock Option Plan;

          (3) the ratification of the appointment of Peterson & Co. as our independent accountants for the fiscal year ending June 30, 2001; and

          (4) such other business as may properly come before the annual meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE MATTERS OUTLINED ABOVE.

     The Board of Directors has fixed March 6, 2001, as the "record date" for determining stockholders entitled to notice of and to vote at the annual meeting. Only stockholders of record as of the record date will be entitled to notice of and to vote at the annual meeting or any adjournment of the annual meeting.

     All stockholders are cordially invited to attend the annual meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, EACH STOCKHOLDER IS REQUESTED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. No postage is required if the proxy card is mailed in the United States. Stockholders who attend the annual meeting, and so request, may revoke their proxy and vote their shares in person even if they have already returned a proxy card.

     Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

             PLEASE NOTE -- IMPORTANT NOTICE REGARDING DELIVERY OF
                             STOCKHOLDER DOCUMENTS

     The Securities and Exchange Commission has adopted a new rule that allows us to send a single annual report to two or more stockholders sharing the same address, subject to certain conditions. This new "householding" rule will provide greater convenience for investors and cost savings for us by reducing the number of duplicate documents that stockholders receive. The Commission is also proposing an amendment to the new rule to include deliveries of proxy statements as well.

     Unless we receive contrary instructions, if you have the same last name as any other stockholder who shares the same address, your household will receive only one copy of our next annual report. If the proposed amendment to the rule is adopted, you will also receive only one copy of each future proxy statement, although you will receive a separate proxy card for each stockholder in the household.

     If you wish to continue to receive separate annual reports and proxy statements for each household account, you may notify us by telephone at (619) 226-6738 or in writing at Mobile PET Systems, Inc., 2150 West Washington Street, Suite 110, San Diego, California 92110. The withdrawal will be effective 30 days after receipt. If we do not receive instructions to remove your account from this service, your account will continue to be "householded" until you notify us otherwise.

     We encourage your participation in this program. It not only allows us to reduce costs, but is more environmentally friendly by reducing the unnecessary use of materials.

                                            By order of the Board of Directors,

                                            /s/ THOMAS G. BROWN
                                            ---------------------------
                                            THOMAS G. BROWN
                                            Secretary

Mobile PET Systems, Inc.
2150 West Washington Street, Suite 110
San Diego, California 92110

                            MOBILE PET SYSTEMS, INC.
                     2150 WEST WASHINGTON STREET, SUITE 110
                          SAN DIEGO, CALIFORNIA 92110

                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 6, 2001

                               TABLE OF CONTENTS

ABOUT THE MEETING...........................................    5
  What is the purpose of the annual meeting?................    5
  Who is entitled to vote at the meeting?...................    5
  What are the voting rights of the stockholders?...........    5
  How do I vote and who will vote my proxy?.................    5
  May I revoke my proxy?....................................    6
  What does it mean if I receive more than one proxy
     card?..................................................    6
  Can I vote by telephone or electronically?................    6
  What constitutes a quorum?................................    6
  What vote is required to approve each item?...............    6
  How will votes be tabulated?..............................    6
  What are the Board of Directors' recommendations?.........    7
  Does Mobile PET have any standing committees of its Board
     of Directors?..........................................    7
  How are members of the Medical Advisory Board
     compensated?...........................................    7
  Who is paying the cost for this proxy solicitation and how
     is the solicitation process conducted?.................    7
  Do I have dissenter's rights?.............................    7
  How do I make a stockholder proposal at the next annual
     meeting?...............................................    8
  How do I obtain more information about Mobile PET?........    8
STOCK OWNERSHIP.............................................    8
  How much stock do Mobile PET's directors and executive
     officers own and who are the largest owners of Mobile
     PET's stock?...........................................    8
  Amount and Nature of Beneficial Ownership.................    9
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION.................   10
  How is the compensation for our executive officers
     determined?............................................   10
  What is the current summary compensation for executive
     officers?..............................................   10
  Summary Compensation Table................................   10
  What is Mobile PET's philosophy behind its granting of
     stock options to its executive officers?...............   10
  How many stock options were granted to the executive
     officers in the last fiscal year?......................   11
  Options Grants In Last Fiscal Year-Individual Grants......   11
  Fiscal Year End Option Values.............................   11
  Has Mobile PET entered into any employment or consulting
     agreements with its executive officers?................   11
  How are our directors compensated?........................   12
  How many times did the Board of Directors meet during this
     past fiscal year?......................................   12
  Are there any executive officers of Mobile PET who are not
     members of our Board of Directors?.....................   12
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   13
PROPOSAL 1  ELECTION OF DIRECTORS...........................   14
  Director Nominees.........................................   15
  Board Proposal............................................   16
PROPOSAL 2  APPROVAL OF AN AMENDMENT TO OUR 1999 STOCK
            OPTION PLAN AND RATIFICATION OF THE PREVIOUS
            INCREASES IN THE NUMBER OF SHARES ISSUABLE UNDER
            THE PLAN........................................   16
  What is the purpose of our 1999 Stock Option Plan?........   16
  What stock is subject to the plan?........................   16

  Why amend the Plan to increase the number of shares
     issuable under the plan?...............................   16
  To whom can stock options be granted?.....................   16
  How is the plan administered?.............................   17
  What is the exercise price for each option granted?.......   17
  When are the options exercisable?.........................   17
  Can the options granted under the plan be transferred?....   17
  Can the plan be amended or terminated by our Board of
     Directors?.............................................   18
  Can the terms of stock options already granted be adjusted
     or changed?............................................   18
  What are the federal income tax consequences of the
     issuance and exercise of options granted under the
     plan?..................................................   18
  How many options will allocated under the plan if the
     amendment is approved?.................................   19
  What is the proposed amendment to the 1999 Stock Option
     plan?..................................................   19
  What were the previous increases in the number of shares
     issuable under the 1999 Stock Option Plan?.............   19
  Board Proposal............................................   20
PROPOSAL 3  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
            ACCOUNTANTS.....................................   20
  Board Proposal............................................   20
OTHER BUSINESS..............................................   20

                            MOBILE PET SYSTEMS, INC.
                     2150 WEST WASHINGTON STREET, SUITE 110
                          SAN DIEGO, CALIFORNIA 92110
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     This proxy statement contains information and is furnished in connection with the solicitation by the Board of Directors of Mobile PET Systems, Inc., a Delaware corporation, of proxies for use at the 2000 annual meeting of stockholders of Mobile PET to be held at The Bay Club, 2131 Shelter Island Drive, San Diego, California on Friday, April 6, 2001, and any adjournment of the annual meeting. This proxy statement and accompanying proxy card are first being mailed to stockholders on or about March 12, 2001.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, the stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including:

     - the election of directors;

     - the amendment of our 1999 Stock Option Plan and the ratification of the previous increases in the number of shares issuable under the plan; and

     - the ratification of our independent accountants for the fiscal year ending June 30, 2001.

     In addition, our management will report on the performance of Mobile PET during the 2000 fiscal year and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     The Board of Directors has fixed the close of business on March 6, 2001, as the "record date" for the determination of stockholders who are entitled to notice of the meeting and who are entitled to vote at the annual meeting. As of the record date we had 17,327,756 outstanding shares of common stock, par value $.0001 per share. Only these holders of common stock will be entitled to notice of and to vote at the annual meeting.

WHAT ARE THE VOTING RIGHTS OF THE STOCKHOLDERS?

     The holders of our common stock will vote together as a single class on all matters to be acted upon at the annual meeting and each holder of common stock will be entitled to one vote per share of common stock held. The holders of our Series A and Series B Preferred Convertible Stock are not entitled to vote on the proposals at our annual meeting.

HOW DO I VOTE AND WHO WILL VOTE MY PROXY?

     If you properly complete, sign and return the accompanying proxy card, it will be voted as you direct. Paul J. Crowe and Thomas G. Brown, the persons named as proxies on the proxy card accompanying this proxy statement, will vote each properly executed and returned proxy as indicated on the directions of the returned proxy, or if no direction is indicated, the proxy will be voted in accordance with the recommendations of our Board of Directors contained in this proxy statement. The people named above were selected by our Board of Directors to serve in this capacity. Even if you plan to attend the annual meeting, your plans may change, so it is a good idea to complete, sign and return your proxy card in advance of the annual meeting. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

MAY I REVOKE MY PROXY?

     Yes. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by our Secretary, at or prior to the annual meeting, of either an instrument revoking the proxy or a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by attending the annual meeting and requesting to vote in person. Please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     No. You may not vote by telephone or electronically through the internet. You may only vote by returning a properly executed proxy card or by voting in person at the annual meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting of at least a majority of the outstanding shares of our common stock entitled to vote, whether present in person or by proxy, will constitute a quorum. A quorum must be present at the annual meeting to permit the conduct of business.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the annual meeting is required to elect directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. "Broker non-votes" are not included in the tabulation of the vote concerning the election of our directors and, therefore, do not have the effect of votes in opposition to that election.

     Other Matters. The affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote, whether in person or by proxy, at the annual meeting is required to approve the amendment of our 1999 Stock Option Plan and the ratification of the previous increases in the number of shares issuable under the Plan and to ratify the appointment of Peterson & Co. as our independent accounts for the fiscal year ending June 30, 2001. A properly executed proxy marked "ABSTAIN" with respect to either such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. "Broker non-votes" are not included in the tabulation of the vote concerning these matters and, therefore, do not have the effect of votes in opposition to such appointment and approval.

HOW WILL VOTES BE TABULATED?

     The election inspectors appointed for the annual meeting will tabulate the votes cast in person or by proxy at the annual meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be counted for purposes of determining the presence of a quorum.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named above will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors' recommends a vote:

     - for the election of the nominated slate of directors;

     - for the approval of the amendment to Mobile PET's 1999 Stock Option Plan and the ratification of the previous increases in the number of shares issuable under the Plan; and

     - for the ratification of Peterson & Co. as Mobile PET's independent accountants for the fiscal year 2001.

     With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

DOES MOBILE PET HAVE ANY STANDING COMMITTEES OF ITS BOARD OF DIRECTORS?

     No. We do not have an audit, nominating or compensation committee. However, we do have a Medical Advisory Board. The Medical Advisory Board is comprised of physicians and medical professionals that possess broad experience in various aspects of molecular imaging. The experience and reputation of these physicians provide a unique resource for informing other physicians in the medical community of the benefits and advantages of molecular imaging and the services we provide. In addition, the Medical Advisory Board provides educational services to our clinical education specialists and the medical community in general. Any advice given to us by the Medical Advisory Board is not binding on Mobile PET or our Board of Directors.

HOW ARE MEMBERS OF THE MEDICAL ADVISORY BOARD COMPENSATED?

     We compensate members of our Medical Advisory Board by the grant of options to acquire our common stock under our 1999 Stock Option Plan. Members of the Medical Advisory Board typically receive 25,000 options to purchase our common stock for their first year of service and 10,000 options to purchase our common stock for each subsequent year of service. The exercise prices for options issued to the Medical Advisory Board have ranged between $1.26 to $3.50 per share.

WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE SOLICITATION PROCESS CONDUCTED?

     We will pay the expense of the proxy solicitation. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the annual meeting. We will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals.

     In addition to the solicitation of proxies by use of the mails, solicitation also may be made by telephone, telegraph or personal interview by our directors, officers and regular employees, none of whom will receive additional compensation for any such solicitation.

DO I HAVE DISSENTER'S RIGHTS?

     No. The taking of the actions proposed at the annual meeting will not entitle any stockholder to dissent and demand a right of appraisal or payment for their shares under the General Corporation Law of the State of Delaware.

HOW DO I MAKE A STOCKHOLDER PROPOSAL AT THE NEXT ANNUAL MEETING?

     Proposals of stockholders that are intended to be presented by those stockholders at our 2001 annual meeting and intended to be included in Mobile PET's proxy materials relating to our 2001 annual meeting must be received by us at least 120 calendar days prior to the one year anniversary of the mailing date of this proxy statement. That date is on or about November 12, 2001. However, if we mail the proxy materials for our 2001 annual meeting prior to November 12, 2001, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the proposal to be included in our proxy materials. The proposals must be in compliance with applicable laws and regulations and follow the procedures prescribed in the Securities and Exchange Commission's Rule 14a-8 to be considered for possible inclusion in the proxy materials. Any shareholder proposals submitted to us after January 26, 2002, or a reasonable time before we mail our proxy for our next annual meeting, whichever is earlier, will be considered untimely and will be subject to discretionary voting authority by the proxy holder.

     We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy card grants the proxy holder discretionary authority to vote on any matter properly brought before the annual meeting.

HOW DO I OBTAIN MORE INFORMATION ABOUT MOBILE PET?

     We file annual, quarterly and special reports and other information with the Securities and Exchange Commission. You may read and copy any of these documents at the Commission's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. You may also read and copy any of these documents at either of the following Regional Offices of the Commission:
New York Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048 and Chicago Regional Office, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of this material may be obtained by mail at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You may read and download the filings of Mobile PET over the internet at the Commission's web site at http://www.sec.gov. You may also request copies of our filings by contacting our Secretary, c/o Mobile PET Systems, Inc., 2150 West Washington Street, Suite 110, San Diego, California 92110. Our common stock is listed on the NASDAQ Over-the-Counter Bulletin Board under the symbol "MBPT."

                                STOCK OWNERSHIP

HOW MUCH STOCK DO MOBILE PET'S DIRECTORS AND EXECUTIVE OFFICERS OWN AND WHO ARE THE LARGEST OWNERS OF MOBILE PET'S STOCK?

     The following table sets forth information as of March 6, 2001, regarding our common stock that was beneficially owned by:

     - each of our directors and executive officers;

     - all of our directors and executive officers as a group; and

     - each person or entity that beneficially owned, directly or together with affiliates, more than 5% of our common stock. The 5% threshold was based on information available to us and based upon a review of statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) and 13(g) of the Securities Act.

     We believe that each individual or entity named has sole investment and voting power with respect to the listed shares of our common stock. Each person's address is c/o Mobile PET Systems, Inc., 2150 West Washington Street, Suite 110, San Diego, California 92110.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

NAME OF BENEFICIAL OWNER                               BENEFICIAL OWNER   PERCENTAGE OF CLASS
------------------------                               ----------------   -------------------
Paul J. Crowe........................................     5,900,000              34.05
Brent Nelson.........................................     1,825,000              10.54
Thomas G. Brown......................................       752,000               4.34
K. Ivan F. Gothner...................................       396,000               2.29
Jim D. Corlett.......................................       200,000               1.16
Robert C. Bush.......................................       102,000               0.59
Steve A. Vandecar....................................       100,000               0.58
All executive officers and directors (6 persons).....     9,275,000              53.53

     The percentage of class column is based on a total of 17,327,756 outstanding shares of our common stock on March 6, 2001, and the shares of our common stock issuable upon the exercise of options and warrants exercisable on or within 60 days of March 6, 2001.

     Mr. Crowe's holdings include 500,000 shares of common stock issuable upon the exercise of outstanding stock options. Mr. Nelson's, Mr. Bush's and Mr. Vandecar's holdings each include 100,000 shares of common stock issuable upon the exercise of outstanding stock options. Mr. Corlett's holdings include 200,000 shares of common stock issuable upon the exercise of outstanding stock options. Mr. Brown's holdings include 650,000 shares of common stock issuable upon the exercise of outstanding stock options. Mr. Gothner's holdings include 356,000 shares of common stock issuable upon the conversion of outstanding warrants. The holdings of all of the directors and executive officers include 2,006,000 shares of common stock issuable upon the exercise of outstanding stock options and the conversion of outstanding warrants.

                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

HOW IS THE COMPENSATION FOR OUR EXECUTIVE OFFICERS DETERMINED?

     Since we do not have a compensation committee, our Board of Directors determines the compensation of our executive officers based on the philosophy and criteria set forth below. Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for our goals and achievements. Our compensation philosophy is based on a base salary, with opportunity for significant bonuses to reward outstanding performance, and a stock option program.

WHAT IS THE CURRENT SUMMARY COMPENSATION FOR EXECUTIVE OFFICERS?

     The following table sets forth compensation information for services rendered to us by our executive officers in all capacities during the past two fiscal years. Other than as set forth below, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, draws, bonus awards, the number of stock options granted and other compensation whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                    ANNUAL COMPENSATION              COMPENSATION
                                         -----------------------------------------   ------------
                                                                         OTHER        SECURITIES
                                                                         ANNUAL       UNDERLYING
                                                   SALARY    BONUS    COMPENSATION     OPTIONS
NAME AND POSITION                         YEAR        $        $           $              #
-----------------                        -------   -------   ------   ------------   ------------
Paul J. Crowe..........................  6/30/00   179,167   25,000      7,200         400,000
  President & CEO                        6/30/99   100,000    -0-        1,800         100,000
Thomas G. Brown........................  6/30/00   110,000    -0-       -0-            300,000
  CFO                                    6/30/99    15,000    -0-       -0-            350,000
Jim Corlett............................  6/30/00   130,000    -0-       -0-             -0-
  Vice President -- Administration       6/30/99    85,000    -0-       -0-            300,000

WHAT IS MOBILE PET'S PHILOSOPHY BEHIND ITS GRANTING OF STOCK OPTIONS TO ITS EXECUTIVE OFFICERS?

     We believe that we will only retain executives of caliber and experience if they are offered competitive compensation packages. Because we cannot afford to pay high cash salaries, the granting of options is a critical component of the overall compensation paid to our officers. We believe it is uncompetitive and a disincentive to set the exercise price of options at unreasonable premiums over the market price of the shares on the date of grant. Similarly, we believe a decline in the price of the shares over a period when both our business operations and prospects are improving, and our executives have made significant contributions, that is not offset by a reduction in the exercise price, is unfair to those executives. A decline in our share price results in an effective increase in the premium of the exercise price over the market price which penalizes the executives, and is potentially harmful to us if the executive then takes the view that their overall compensation package is uncompetitive. We will continue to review the exercise prices and vesting dates of options granted to our employees and may reprice and/or change vesting dates as we deem appropriate based on the prevailing price of our shares and our business operations and prospects.

HOW MANY STOCK OPTIONS WERE GRANTED TO THE EXECUTIVE OFFICERS IN THE LAST FISCAL YEAR?

     The following table sets forth the options granted to the persons named in the Summary Compensation Table during our fiscal year ending June 30, 2000:

                       OPTIONS GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                               NUMBER OF         PERCENT OF TOTAL
                               SECURITIES       OPTIONS GRANTED TO
                           UNDERLYING OPTIONS      EMPLOYEES IN      EXERCISE OR BASE    EXPIRATION
NAME                           GRANTED(#)         FISCAL YEAR(%)        PRICE($/SH)         DATE
----                       ------------------   ------------------   -----------------   ----------
Paul J. Crowe............       400,000               18.64                2.500          6/21/03
  CEO
Thomas G. Brown..........       300,000               13.98                2.500          2/14/03
  CFO

     Mr. Crowe's and Mr. Brown's options are fully vested. Mr. Crowe was granted his options on June 21, 2000, and Mr. Brown was granted his options on February 15, 2000. None of the people listed in the Summary Compensation Table exercised any of their stock options during our past fiscal year.

     The following table sets forth information concerning the value of all exercisable and unexercisable options held by those persons listed in the Summary Compensation Table as of June 30, 2000.

                         FISCAL YEAR END OPTION VALUES

                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                           OPTIONS AT FY-END(#)              AT FY-END($)
                                        ---------------------------   ---------------------------
NAME                                    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                    -----------   -------------   -----------   -------------
Paul J. Crowe.........................    500,000        -0-             74,800        -0-
  CEO
Thomas G. Brown.......................    650,000        -0-             97,240        -0-
  CFO
Jim Corlett...........................    200,000        100,000        147,920        74,960
  Vice President -- Administration

     The "Value of Unexercised In-The-Money Options" column above is based on the closing price of our common stock of $3.312 on June 30, 2000. We discounted this closing price to 80% in calculating the in-the-money values.

HAS MOBILE PET ENTERED INTO ANY EMPLOYMENT OR CONSULTING AGREEMENTS WITH ITS EXECUTIVE OFFICERS?

     Yes. On January 1, 1999, we entered into a five-year employment agreement with Paul J. Crowe, our Chief Executive Officer. The employment agreement provides that Mr. Crowe is to receive a salary of $200,000 per year, which beginning in the calendar year 2000 is to be increased by 10% if the average market price of our stock in December of the preceding year has increased by at least 10% above the average market price of our stock in December of the second preceding year. The employment agreement also provides that our Board of Directors will review and evaluate Mr. Crowe's performance annually and consider awarding him a discretionary bonus.

     Thomas G. Brown is compensated for his service as our Chief Financial Officer under a two-year non-exclusive consulting agreement dated April 1, 1999. The consulting agreement requires that Mr. Brown devote as much time to our affairs as is reasonably necessary, but he is not required to spend more than two to three days per week on our premises. Under the consulting agreement, Mr. Brown received a one-time grant of 100,000 shares of our common stock and an option to purchase 250,000 additional shares of our common stock at an exercise price $2.50 per share. He also receives a salary of $10,000 per month.

     On January 6, 1999, we entered into an employment agreement with Jim Corlett, our Vice President for Mobile Operations. Upon executing the employment agreement, Mr. Corlett received a signing bonus consisting of 100,000 shares of our common stock. The employment agreement also provided for a salary to Mr. Corlett of $85,000 per year, which has since been increased to $130,000 per year. In addition, Mr. Corlett will receive an option to purchase 100,000 shares of our common stock at the end of each of the first three years during the term of the employment agreement. The exercise price of these options is $1.91 per share.

HOW ARE OUR DIRECTORS COMPENSATED?

     In April 1999, we granted each of our directors an option to purchase 100,000 shares of our common stock. In addition, our directors are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

HOW MANY TIMES DID THE BOARD OF DIRECTORS MEET DURING THIS PAST FISCAL YEAR?

     During the fiscal year ending June 30, 2000, there were four regularly scheduled meetings of the Board of Directors. All of our directors attended all of those meetings.

ARE THERE ANY EXECUTIVE OFFICERS OF MOBILE PET WHO ARE NOT MEMBERS OF OUR BOARD OF DIRECTORS?

     Yes. The following individuals are executive officers who are not directors:

NAME                                    AGE                  POSITION
----                                    ---                  --------
Jim D. Corlett........................  57       Vice President -- Administration
Steve A. Vandecar.....................  51         Vice President -- Operations

     Jim D. Corlett, 57, has served as our Vice President -- Administration since the beginning of March of this year. He was previously serving as our Vice President -- Operations since June of 1999, and before that had previously served as our Vice President -- Sales since December of 1998. Mr. Corlett has over 16 years of experience in the application of mobile services to high technology. Mr. Corlett was one of the pioneers in the development of mobile magnetic resonance imaging services in the U.S. market for American Shared Hospital Services in the 1980s. While at American Shared Hospital Services, Mr. Corlett developed and implemented a strategic marketing and sales plan which contributed to approximately $40 million of revenues.

     Steve A. Vandecar, 51, has served as our Vice President -- Operations since the beginning of March of this year. He previously served as our compliance officer since October of 2000, and as our operations manager before that from March through October of 2000. Prior to joining us in March of last year, Mr. Vandecar was involved extensively in the operation, management and startup of two mobile positron emission tomography businesses as a manager, Alliance Imaging and Alliance Medical. Prior to that, Mr. Vandecar was a nuclear medical/positron emission tomography specialist with General Electric Medical Systems.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Brent Nelson is the President of Northwest Capital Partners, LLC and one of our directors. On December 15, 1998, we entered into a consulting agreement under which Northwest Capital Partners agreed to advise us financially and assist us in arranging financing for our operations. The consulting agreement has a three-year term and Northwest Capital Partners has a right of first refusal to consult with us regarding financings throughout the duration of the consulting agreement. The consulting agreement provides for payment of monthly consulting fees to Northwest Capital Partners in the amount of $5,000 per month. Commencing in April of 1999, Northwest Capital Partners waived payment of these monthly fees. The fee provision is subject to an extension for 36 months upon the closing of financing transactions described in the consulting agreement. In December 1998, Northwest Capital Partners was granted 1,200,000 shares of our common stock in exchange for its services in arranging interim financing for us. These shares were not assigned a specific value upon issuance because they were considered a cost of raising capital, and were reported as a deduction from the proceeds from the issuance of stock, rather than as an asset or expense. In addition, Northwest Capital Partners will receive an additional 1,000,000 shares of our common stock if our market capitalization reaches $100,000,000 or more. These shares would be subject to registration concurrently with our first public offering of stock after their issuance.

     Northwest Capital Partners' obligations under the consulting agreement are subject to conditions to be performed by us, including refraining from modifying our capital structure without Northwest Capital Partners' prior written consent. In addition, the consulting agreement provides that for three years after the date that our common stock commences trading on the Over-the-Counter Bulletin Board, if we desire to issue more than 1000 shares of our common stock or any of our officers or directors who hold 5% or more of our common stock desire to sell or transfer more than 1000 of their shares of our common stock, we, Northwest Capital Partner's and those stockholders, respectively, have successive rights of first refusal by which we, Northwest Capital Partner's and those stockholders, in that order, will have the right to first acquire those particular shares of our common stock. The consulting agreement also requires our officers and directors and those stockholders to agree that for a period of twelve months after our common stock commences trading on the Over-the-Counter Bulletin Board they will not sell any of their shares of common stock without Northwest Capital Partners' prior written consent, which will not be unreasonably withheld. Finally, the consulting agreement provides that Northwest Capital Partners is entitled to nominate a director for our board of directors for a period of five years.

     In May 1999, we issued 200,000 shares of our common stock to Northwest Capital Partners as a result of the exercise of stock options granted to it by a predecessor to Mobile PET in December 1998.

     Paul J. Crowe is our Chief Executive Officer and one of our directors. He is also the Chairman, a director and majority stockholder of the London Radiosurgical Centre, Ltd. Effective July 30, 1999, we loaned $137,319.09 to the London Radiosurgical Centre pursuant to a promissory note dated September 1, 1999. The promissory note provides that the unpaid principal balance on the loan bears interest at the rate of 8% per year. The loan was due to be repaid on October 28, 1999. We have extended the repayment date for the loan to March 31, 2001.

     On December 31, 2000, we entered into a Memorandum of Agreement and, retroactively to June 1, 1999, restructured an 8% interest in a subordinated equity participation in London Radiosurgical Centre. The subordinated equity participation is recorded at cost in the amount of $200,000. Prior to December 31, 2000 the agreement between us and the London Radiosurgical Centre was to provide distributions of cash, including interest at a rate of 15% per annum, up to the amount of the investment plus accrued interest, after which we were to receive distributions of 60% of net income. According to the terms of the participation agreement, net income for distribution was equal to net income less equipment financing payments, operating expenses, reserve capital and taxes.

     The Memorandum of Agreement will now provide for a distribution of 8.42% of London Radiosurgical Centre's net distributable cash flow, until the total of $210,573 has been distributed and then 5.05% of net distributable cash flow, subject to future dilution. The Memorandum of Agreement stopped the accrual of interest as of June 1, 1999. On December 31, 2000, we canceled $47,447 of accrued interest from the original investment. Accordingly, accrued interest on the investment was $10,573 as of December 31, 2000. The investment is personally guaranteed by Mr. Crowe.

     During the year ended June 30, 2000, the six month period ending December 31, 2000, and the period December 1, 1998 to June 30, 1999, we advanced, without interest, $405,129, $500 and $29,971, respectively, to London Radiosurgical Centre for working capital during their start up period. As of December 31, 2000, the balance due from London Radiosurgical Centre was $422,283. The advances are personally guaranteed by Mr. Crowe.

     In addition, London Radiosurgical Centre provides office space under normal commercial terms to some of our subsidiaries. During the six month period ended December 31, 2000 we paid London Radiosurgical Centre approximately $40,955 in administrative expenses. As of December 31, 2000 there is a balance due to London Radiosurgical Centre of $106,582.

     On January 12, 2001, we received an eight percent (8%) bridge loan from Mr. Crowe in the amount of $25,000. This loan has a due date of March 12, 2001.

     On January 17, 2001, we received an eight percent (8%) bridge loan from Mr. Crowe in the amount of $150,000. This loan has a due date of March 17, 2001.

     K. Ivan F. Gothner is one of our directors and the managing director of Adirondack Capital, LLC, a private merchant banking firm. In November 1999, we entered into an agreement with Adirondack Capital in connection with its role as a financial advisor to us. As compensation for services to be rendered by Adirondack Capital, we agreed to pay Adirondack Capital a monthly cash retainer of $3,000. In addition, we will issue to Adirondack Capital, or its designee, a warrant to purchase 50,000 shares of our common stock. The warrant shall expire on December 31, 2006 and shall have an exercise price of $2.00 per share.

     In March 2000, Adirondack Capital was paid $300,000 as a fee relating to the placement of our Series A Convertible Preferred Stock. In addition, Adirondack Capital, or its designee, shall be issued a warrant to purchase 300,000 shares of our common stock at a price of $3.00 per share.

     On August 23, 2000, Robert Bush, one of our directors, provided to us a bridge loan of $200,000 represented by an 8% subordinated note. This loan was renegotiated and under the terms of the new loan, dated October 11, 2000, it is currently an eight percent (8%) bridge loan in the amount of $200,000 and was due on or before December 11, 2000. This loan's due date has been extended to April 30, 2001. In addition and in connection with the original loan, Mr. Bush was issued a warrant to purchase 35,000 shares of our common stock at a price of $2.50 per share. These warrants expire on August 31, 2003.

     On October 24, 2000, Thomas G. Brown, one of our executive officers and a director, provided us with an eight percent (8%) bridge loan in the amount of $100,000, which had originally been due on or before November 30, 2000. This loan's due date has been extended to April 30, 2001.

              ---------------------------------------------------

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Our Board of Directors is presently composed of five members. All of the directors are elected at the annual meeting of stockholders and hold office until our next annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors proposes that the nominees described below be re-elected for a new term as directors until our next annual meeting of stockholders and until their successors are duly elected and qualified.

     If, for any reason, the nominees become unable or unwilling to serve at the time of the meeting, the persons named in the enclosed proxy card will have discretionary authority to vote for substitute nominees. It is not anticipated that the nominees will be unavailable for election.

     The following sets forth information as to each nominee for election at the annual meeting, including his age, present principal occupation, other business experience during the last five years, directorships in other publicly held companies, period of service as one of our directors and any legal proceedings during the past five years that are material to that person's evaluation as a director or nominee for director.

DIRECTOR NOMINEES:

     The director nominees, their ages, and their other positions with Mobile PET as of March 6, 2001, are as follows:

NAME                                 AGE                      POSITION
----                                 ---                      --------
Paul J. Crowe......................  51    Chairman of the Board, Chief Executive Officer
                                                            and President
Thomas G. Brown....................  55         Chief Financial Officer and Director
Brent Nelson.......................  37                       Director
Robert C. Bush.....................  72                       Director
K. Ivan F. Gothner.................  41                       Director

     Paul J. Crowe, 51, has served as our Chairman, Chief Executive Officer and President since December 1998. Mr. Crowe has over 30 years of business experience in sales, marketing, finance and management of high-tech medical instrumentation and services for the health care industry. Mr. Crowe has served in sales, marketing and senior management positions for Ritter/Sybron Corporation, Philips Medical Systems, Rohe Ultrasound and Diasonics MRI. From 1987 to 1991, Mr. Crowe served as President and Chief Executive Officer of Paul
J. Crowe & Associates, Inc., a company which developed and operated diagnostic magnetic resonance imaging facilities and mobile magnetic resonance imaging routes. Mr. Crowe is currently President and CEO of NeuroTechnologies International, Inc., a company he has been developing since 1995, and President of Radiosurgical Centers Corporation, a business involved in the development and operation of Gamma Knife radiosurgery centers. In March 1998, Mr. Crowe was convicted of domestic violence (a misdemeanor) and illegal possession of a firearm. This incident occurred prior to Mr. Crowe's election as a director and appointment as an executive officer and is not related to our business.

     Thomas G. Brown, 55, has served as a director and as our Chief Financial Officer since April 1999. Since 1996 Mr. Brown has served as managing director of Wyndham Capital Corporation, an investment banking firm that sources capital for private and public companies as it relates to the financing of internal and external growth opportunities. In 1993, Mr. Brown co-founded Ablum, Brown & Company, a company that assisted leveraged buyout firms in the procurement of senior and subordinated capital, as well as growth capital for private businesses. In addition, Mr. Brown has served as a securities analyst and in the corporate finance department of several New York Stock Exchange member firms. Mr. Brown is a Chartered Financial Analyst.

     Brent Nelson, 37, has served as a director since December 1998. Mr. Nelson is the founder and managing director of Northwest Capital Partners L.L.C., a Bellevue, Washington-based venture capital firm that provides capital to private and public companies. Mr. Nelson has over 15 years of experience in corporate and project financing.

     Robert C. Bush, 72, was appointed to serve as a director in March 2000. Since 1991, Mr. Bush has served as a consultant to, and private investor in, several medical and technology companies. From 1982 to 1990, Mr. Bush served as President and CEO of Sonics Research Corporation.

     K. Ivan F. Gothner, 41, was appointed to serve as a director in May 2000. Mr. Gothner is Managing Director of Adirondack Capital, LLC, a private merchant banking firm, which focuses on serving small and mid-size growth companies and was founded by him in April of 1997. Mr. Gothner also served as Managing director of First United Equities from 1995 to 1997. From 1994 to 1995, Mr. Gothner served as the Executive Vice President and interim Chief Operating Officer of Breasy Medical Equipment (USA) Inc. Mr. Gothner is also a director of Laminaire Corporation and Ashton Technology Group Inc.

     The affirmative vote of a plurality of the stockholders present and entitled to vote, whether in person or by proxy, is required for the election of the nominees for directors named above.

     BOARD PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTORS NAMED ABOVE, EACH FOR A TERM OF ONE YEAR, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.
             ------------------------------------------------------

                                   PROPOSAL 2

           APPROVAL OF AN AMENDMENT TO OUR 1999 STOCK OPTION PLAN AND
         RATIFICATION OF THE PREVIOUS INCREASES IN THE NUMBER OF SHARES
                            ISSUABLE UNDER THE PLAN

     Our Board of Directors has unanimously approved for submission to a vote of our common stockholders a proposal to amend our 1999 Stock Option Plan and to ratify the previous increases in the number of shares issuable under the plan.

WHAT IS THE PURPOSE OF OUR 1999 STOCK OPTION PLAN?

     The purpose of our 1999 Stock Option Plan is to enable us:

     - to attract and retain the services of people with training, experience and ability;

     - to provide long-term incentives and rewards to these people on a basis competitive with industry practices by the grant of an opportunity to participate in the ownership of Mobile PET; and

     - to associate the interests of these people with those of our stockholders.

     The plan was originally authorized by the Board of Directors and shareholders of a predecessor to Mobile PET.

WHAT STOCK IS SUBJECT TO THE PLAN?

     The stock subject to the plan is the common stock of Mobile PET presently authorized but unissued. As of March 6, 2001, the Board had reserved 6,000,000 shares for issuance under the plan, of which 5,043,000 shares were subject to outstanding options and 957,000 shares remained available for future grants. The aggregate number of shares on which options may be granted may be adjusted due to changes in our capitalization or upon transactions entered into by Mobile PET. If any option granted under the plan expires or terminates for any reason without having been exercised in full, the unpurchased shares will be returned to the plan and become available for future grant. As of March 6, 2001, the closing market value of our common stock, as quoted on the NASDAQ Over-the Counter Bulletin Board, was $0.70 per share.

WHY AMEND THE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN?

     To achieve the purpose of the plan, we need to have the freedom to grant additional stock options. This can only be done if there is an increase in the number of shares which can be issued pursuant to stock options granted under the plan. In the event shareholder approval is not obtained, we will not increase the number of shares of our common stock reserved for issuance under the plan, but we may continue to award options under the terms of the plan as currently in effect, to the extent possible.

TO WHOM CAN STOCK OPTIONS BE GRANTED?

     The plan authorizes us to grant to our directors, employees, consultants and advisors both incentive and non-qualified stock options to purchase shares of our common stock. As of March 6, 2001, approximately 53 people were eligible for participation in the plan. The basis for eligibility, the extent of eligibility and the number of options to be granted to any participant of the plan is determined by our Board of Directors as set forth in the terms and conditions of the plan. Our Board of Directors may not grant options to any person in any one fiscal year in an amount that exceeds 250,000 shares of common stock.

HOW IS THE PLAN ADMINISTERED?

     Our Board of Directors administers the plan. Subject to the express provisions of the plan, our Board of Directors has the authority, in its sole discretion, to determine all terms and conditions relating to options granted under the plan and to make all other determinations necessary or advisable in the administration of the plan including:

     - the selection of individuals to be granted options;

     - the number of shares to be subject to each option;

     - the fair market value of the shares and the exercise price;

     - the term; and

     - whether such options shall be immediately exercisable or shall become exercisable in increments over time.

     Our Board of Directors may grant either incentive stock options and/or nonqualified stock options. Grants under the plan to persons eligible do not need be identical in any respect, even when made simultaneously. Our Board of Directors may adopt, amend and rescind rules and regulations relating to the administration of the plan. The interpretation and construction by our Board of Directors of any terms or provisions of the plan or any option issued hereunder, or of any rule or regulation promulgated in connection with the plan is conclusive and binding on all interested parties.

     A member of our Board of Directors is eligible to participate in or receive or hold options under the plan; provided, however, that no member of our Board of Directors shall vote with respect to the granting of an option under the plan to himself or herself. Our Board of Directors may delegate to one or more committees of our Board of Directors any or all authority for the administration of the plan, subject to those terms and conditions prescribed. Each committee shall consist of not less than two members of the Board of Directors.

WHAT IS THE EXERCISE PRICE FOR EACH OPTION GRANTED?

     Options granted under the plan are exercisable at a price determined by our Board of Directors at the time of the grant, but in no event will the exercise price for any incentive stock option be lower than the fair market value for our common stock on the date of the grant. The exercise price of nonqualified stock options may be less than, equal to or greater than the fair market value per share of our common stock at the time the option is granted. In general, our Board of Directors is given broad discretion to issue options and to accept a wide variety of consideration in payment for the exercise price of options. Consideration can include shares of our common stock and promissory notes. Our Board of Directors may also permit us to loan any holder of options sufficient funds to exercise those options.

WHEN ARE THE OPTIONS EXERCISABLE?

     Options become exercisable at times and in installments as our Board of Directors provides in the terms of each individual option agreement. Some stock options presently granted and outstanding will expire on June 24, 2001, with other options extending to 2005 and vesting over service periods that range from zero to four years. Termination of employment, disability or death of the option holder will affect the holder's entitlement to exercise the option. Upon some transactions entered into by Mobile PET, all outstanding and unexercised options may accelerate so that each option would become 100 percent vested.

CAN THE OPTIONS GRANTED UNDER THE PLAN BE TRANSFERRED?

     Options granted under the plan and the rights and privileges conferred by the plan are not subject to execution, attachment or similar process and may not be assigned, alienated, pledged, sold or transferred in any manner other than by will or by the laws of descent and distribution.

CAN THE PLAN BE AMENDED OR TERMINATED BY OUR BOARD OF DIRECTORS?

     Yes. Our Board of Directors may terminate the plan, or modify or amend the plan in as it may deem advisable; provided, however, that, to the extent required for compliance with law, our Board of Directors may not, without further approval by our stockholders:

     - change the number of shares in the aggregate, as to which options may be granted under the plan;

     - change the eligibility of persons to be granted incentive stock options under the plan;

     - change the terms of the plan which causes the plan to lose its qualification as an incentive stock option plan under the Internal Revenue Code; or

     - otherwise amend the plan for which shareholder approved is required under any applicable law.

     No termination, suspension or amendment of the plan may adversely affect the rights of the persons holding the options without the consent of each of those persons to whom any option has previously been granted.

CAN THE TERMS OF STOCK OPTIONS ALREADY GRANTED BE ADJUSTED OR CHANGED?

     Yes. The aggregate number and class of shares on which options may be granted under the plan, the number and class of shares covered by each outstanding option and the exercise price per share of each option will each be proportionately adjusted for any increase or decrease in the number of issued shares of our common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or any like capital adjustment, or any other increase or decrease in the number of shares of our common stock without the receipt of consideration by us. Our Board of Directors shall also have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of Mobile PET to take such further action as it determines to be necessary or advisable, and fair and equitable to the option holders, with respect the outstanding stock options.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS GRANTED UNDER THE PLAN?

     Options granted under the plan may be either incentive stock options, as defined in the Internal Revenue Code, or non-qualified stock options.

     If an option granted under the plan is an incentive stock option, the holder of the option will recognize no income upon the grant of the incentive stock option and incur no tax liability due to the exercise of the option unless the holder of the option is subject to the alternative minimum tax. We will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after receipt of the shares by the holder of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the holder of the option will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. We would then be entitled to a deduction in the same amount as the ordinary income recognized by the holder of the option. Any gain or loss recognized by the holder of the option on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

     All other options which do not qualify as incentive stock options are referred to as non-qualified stock options. A holder of this type of option will not recognize any taxable income at the time he or she is granted a this type of option. However upon its exercise the holder of the non-qualified option will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by a holder of this type of option who is also an employee of ours will be subject to tax withholding by us. Upon resale of such shares by the holder of the non-qualified option, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. We will be entitled to a tax deduction in the amount and at the time that the holder of the non-qualified option recognizes ordinary income with respect to shares acquired upon exercise of this non-qualified option.

     The foregoing is only a summary of the effect of federal income taxation upon the holder of these types of options and us, with respect to the grant and exercise of options under the plan, does not purport to be complete and does not discuss the income tax laws of any municipality, state or foreign country in which a holder of these options may reside.

HOW MANY OPTIONS WILL ALLOCATED UNDER THE PLAN IF THE AMENDMENT IS APPROVED?

     Mobile PET cannot now determine the exact number of options to be granted in the future to the following groups of people:

     - those executive officers named within the "Summary Compensation Table;"

     - all current executive officers as a group;

     - all current directors who are not executive officers as a group;

     - all other employees (including current officers who are not executive officers) as a group; or

     - all advisors and consultants as a group.

     See "Director and Executive Officer Compensation -- Option Grants in Last Fiscal Year -- Individual Grants" for the number of stock options granted to the executive officers named in the Summary Compensation Table in our fiscal year ending June 30, 2000. In this past fiscal year:

     - options to purchase 700,000 shares of our common stock were granted to all current executive officers shown in the Summary Compensation Table as a group,

     - options to purchase 100,000 shares of our common stock were granted to all current directors who are not executive officers as a group,

     - options to purchase 1,446,000 shares of our common stock were granted to all other employees (including current officers who are not executive officers) as a group, and

     - options to purchase 205,000 shares of our common stock were granted to all advisors and consultants.

WHAT IS THE PROPOSED AMENDMENT TO THE 1999 STOCK OPTION PLAN?

     To further the purposes of our 1999 Stock Option Plan as described above, our Board of Directors proposes that the second sentence of Section 2 of the plan be amended in its entirety to read as follows:

     "The aggregate amount of Common Stock reserved for issuance or delivery upon exercise of all options granted under this Plan shall not exceed eight million (8,000,000) shares of Common Stock, subject to adjustment pursuant to Section 10 below."

WHAT WERE THE PREVIOUS INCREASES IN THE NUMBER OF SHARES ISSUABLE UNDER THE 1999 STOCK OPTION PLAN?

     Originally, the 1999 Stock Option Plan stated that amount of common stock to be reserved for issuance or delivery upon the exercise of all stock options granted under the plan was not to exceed 1,000,000 shares of common stock. Our Board of Directors previously approved an increase to 3,000,000 and then to 6,000,000 shares.

     The affirmative vote of the holders of a majority of the shares present and entitled to vote, whether in person or by proxy, at the annual meeting is required to approve this amendment of our 1999 Stock Option plan and the ratification of the previous increases.

     BOARD PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH MAY BE ISSUED UNDER THE PLAN FROM 6,000,000 SHARES TO 8,000,000 SHARES AND THE RATIFICATION OF THE PREVIOUS INCREASES IN THE NUMBER OF SHARES ISSUABLE UNDER THE 1999 STOCK OPTION PLAN WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 3

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to stockholder ratification, our Board of Directors has appointed Peterson & Co. as our independent accountants for the fiscal year ending June 30, 2001. Peterson & Co. were also our independent accountants for the fiscal year ending June 30, 2000. Representatives of Peterson & Co. will be present at the annual meeting and will be given the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of shares present and entitled to vote, whether in person or by proxy, at the annual meeting is required to ratify the appointment of Peterson & Co. as our independent accountants for the fiscal year ending June 30, 2001.

     BOARD PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPOINT PETERSON & CO. AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2001, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

                                 OTHER BUSINESS

     Our Board of Directors is not aware of any matters to be presented at the annual meeting other than those set forth in the notice enclosed with this proxy statement. If any other matters do come before the meeting, it is intended that the holders of the proxies will vote at that time and, with respect to such matters, in their discretion. The approval of any other matters will require the affirmative vote of the majority of the stockholders present and entitled to vote, in person or by proxy, at the annual meeting where a quorum is present, or such greater vote as may be required by our Certificate of Incorporation, our By-laws or the General Corporation Law of the State of Delaware.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS PROXY STATEMENT IS DATED MARCH 9, 2001. YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF THAT DATE ONLY. OUR BUSINESS FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                                            By order of the Board of Directors,

                                            /s/ THOMAS G. BROWN
                                            -------------------------
                                            THOMAS G. BROWN
                                            Secretary

March 9, 2001

Mobile PET System, Inc.
2150 West Washington Street, Suite 110
San Diego, California 92110

     Whether you expect to be present in person at the annual meeting, please MARK, SIGN, DATE and RETURN THE ENCLOSED PROXY CARD in the accompanying envelope as promptly as possible. You may revoke your proxy, in the manner specified within this proxy statement, at any time before the shares it represents are voted.

                            MOBILE PET SYSTEMS, INC.
                     2150 WEST WASHINGTON STREET, SUITE 110
                          SAN DIEGO, CALIFORNIA 92110

                                 MARCH 9, 2001

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Mobile PET Systems, Inc. This meeting will be held at The Bay Club, 2131 Shelter Island Drive, San Diego, California at 10 A.M., local time, on Friday, April 6, 2001.

     You will find information about the meeting in the enclosed Notice and Proxy Statement. Also enclosed with the proxy materials is our annual report on Form 10-KSB for our past fiscal year.

     We look forward to greeting personally those of you who are able to be present at the annual meeting. Your vote is very important and it is important that your shares are represented, whether or not you are able to be with us at the meeting. To ensure your representation at the meeting, even if you anticipate attending in person, we urge you to mark, sign, date and return the enclosed proxy card. If you attend, you will, of course, be entitled to vote in person.

                                            Sincerely,

                                            /s/ PAUL J. CROWE
                                            -----------------------------------
                                            PAUL J. CROWE
                                            Chairman of the Board of Directors,
                                            Chief Executive Officer and
                                            President

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF MOBILE PET SYSTEMS, INC.

                                      PROXY
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                            MOBILE PET SYSTEMS, INC.,
                        TO BE HELD FRIDAY, APRIL 6, 2001

         The undersigned stockholder of Mobile PET Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated March 9, 2001. The undersigned hereby appoints Paul J. Crowe and Thomas G, Brown, proxies and attorneys-in-fact, with full power of substitution for each, on behalf of and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of Mobile PET Systems, Inc. to be held on Friday, April 6, 2001, at 10 A.M., local time, at The Bay Club, 2131 Shelter Island Drive, San Diego, California, and at any adjournment(s) of the annual meeting, and to vote all shares of common stock that the undersigned would be entitled to vote as if they were personally present, on the matters set forth on the reverse side.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark votes as in this example.

         THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED BELOW AND FOR PROPOSALS 2 AND 3, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OF THE MEETING.

1.       The election of five directors, each for a term of one year.

NOMINEES:                         FOR                   WITHHOLD AUTHORITY

Paul J. Crowe                     [ ]                          [ ]

Thomas G. Brown                   [ ]                          [ ]

Brent Nelson                      [ ]                          [ ]

Robert C. Bush                    [ ]                          [ ]

K. Ivan F. Gothner                [ ]                          [ ]



[ ]
     -----------------------------------------

FOR all nominees except those listed on the line immediately above.



                                                     FOR    AGAINST    ABSTAIN

2.       The approval of the amendment to            [ ]      [ ]        [ ]
         our 1999 Stock Option Plan to
         increase the number of shares of
         common stock which may be issued
         under the plan from 6,000,000 shares
         to 8,000,000 shares and the ratification of the previous increases in the number of shares issuable under the 1999 Stock
         Option Plan.

3.       The ratification of the appointment         [ ]      [ ]        [ ]
         of Peterson & Co. as our
         independent accountants for the fiscal
         year ending June 30, 2001.

         This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears on the proxy card, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

         Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by our Secretary, at or prior to the annual meeting, of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by attending the annual meeting and requesting to vote in person. Please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.



Stockholder Signature(s):
                             -------------------------

Date:
                             -------------------------